                                                                  EXHIBIT 10.25


                  AMENDMENT TO SECURITIES PURCHASE AGREEMENT


            AMENDMENT TO SECURITIES PURCHASE AGREEMENT dated as of July 2, 2001 (the "Amendment"), by and among Bentley Systems, Incorporated, a Delaware corporation (the "Company"), Gregory S. Bentley, Keith A. Bentley, Barry J. Bentley and Cristobal Conde, David Ehret and Robert Greifeld.

                                   Background

         1. On December 26, 2000, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with the several purchasers named in Schedule I attached thereto (the "First Tranche Purchasers") and Raymond B. Bentley and Richard P. Bentley for certain limited purposes specified therein, with respect to the Company's sale and the First Tranche Purchasers' purchase of an aggregate 75,000 shares of Senior Class C Common Stock of the Company (the "Class C Common Stock") and Common Stock Purchase Warrants to purchase up to an aggregate 1,040,000 shares of Class B Non-Voting Common Stock of the Company (the "Warrant Shares"). The aggregate price of the shares of Class C Common Stock and Warrant Shares so purchased and sold was $7.5 million.

         2. Pursuant to Section 1.2(c) of the Securities Purchase Agreement, the Company had the right and option to sell up to an aggregate 75,000 additional shares of Class C Common Stock and 1,040,000 additional Warrant Shares in one or more closings on or prior to March 31, 2001.

         3. The parties hereto desire to amend Section 1.2(c) of the Securities Purchase Agreement in accordance with Section 6.14 of the Securities Purchase Agreement to extend the date by which the additional Class C Common Stock and additional Warrant Shares may be sold under said Section 1.2(c) to the date set forth in this Amendment.

            NOW, THEREFORE, in consideration of the promises and the agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

            Section 1. Amendment. The first sentence of Section 1.2(c) of the Securities Purchase Agreement is hereby amended by deleting "March 31, 2001" and replacing it with "September 30, 2001."

            Section 2. Securities Purchase Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Securities Purchase Agreement shall remain in full force and effect. All references to the Securities Purchase Agreement in any other document or instrument shall be deemed to mean such Securities Purchase Agreement as amended by this Agreement. The parties hereto agree to be bound by the terms and obligations of the Securities Purchase Agreement, as amended by this Amendment, as though the terms and obligations of the Securities Purchase Agreement were set forth herein.

            Section 3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

            Section 4. Governing Law. This Amendment is made pursuant to, and shall be construed and enforced in accordance with, the laws of the State of Delaware, irrespective of the principal place of business, residence or domicile of the parties hereto, and without giving effect to otherwise applicable principles of conflicts of law.

            Section 5. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Securities Purchase Agreement.


                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    BENTLEY SYSTEMS, INCORPORATED



                                    By: /s/ David G. Nation
                                       _________________________________
                                       Name:   David G. Nation
                                       Title:  Senior Vice President


                                    /s/ Gregory S. Bentley
                                    ____________________________________
                                    Gregory S. Bentley


                                    /s/ Keith A. Bentley
                                    ____________________________________
                                    Keith A. Bentley


                                    /s/ Barry J. Bentley
                                    ____________________________________
                                    Barry J. Bentley


                                    /s/ David Ehret
                                    ____________________________________
                                    David Ehret


                                    /s/ Christobal Conde
                                    ____________________________________
                                    Christobal Conde



                                    ____________________________________
                                    Robert Greifeld


         [Signature Page to Amendment to Securities Purchase Agreement]

                    JOINDER TO SECURITIES PURCHASE AGREEMENT

         THIS JOINDER TO SECURITIES PURCHASE AGREEMENT (this "Joinder Agreement") is made as of this 2nd day of July, 2001 by and among Bentley Systems, Incorporated, a Delaware corporation (the "Company"), Malcolm S. Walter and Argosy Investment Partners II, L.P., a Delaware limited partnership (together with Malcolm S. Walter, the "Purchasers"). All initially capitalized terms used but not otherwise defined in this Joinder Agreement shall have the meanings given to such terms in the Securities Purchase Agreement (as such term is hereinafter defined).

                                   BACKGROUND

         1. On December 26, 2000, the Company entered into the Securities Purchase Agreement (the "Securities Purchase Agreement") with the several purchasers named in Schedule I attached thereto (the "First Tranche Purchasers") and Raymond B. Bentley and Richard P. Bentley for certain limited purposes specified therein, with respect to the Company's sale and the First Tranche Purchasers' purchase of an aggregate 75,000 shares of the Senior Class C Common Stock of the Company (the "Class C Shares") and Common Stock Purchase Warrants to purchase up to an aggregate 1,040,000 shares of Class B Non-Voting Common Stock of the Company ("Class B Shares"). The aggregate price of the Class C Shares and warrants so purchased and sold was $7.5 million.

         2. Pursuant to Section 1.2(c) of the Securities Purchase Agreement, the Company had the right and option to sell up to an aggregate 75,000 additional Class C Shares and Common Stock Purchase Warrants to purchase up to an aggregate 1,040,000 additional Class B Shares (collectively, the "Second Tranche") in one or more closings on or prior to March 31, 2001.

         3. PNC Bank, National Association and, in accordance with Section 6.14 of the Securities Purchase Agreement, the Company and the Required Holders, have consented in writing on or prior to the date hereof to the amendment of Section 1.2(c) of the Securities Purchase Agreement to extend the date for the closing of the sale of additional Class C Shares and Common Stock Purchase Warrants to on or prior to September 30, 2001 (the "SPA Amendment").

         4. The Company and the Purchasers desire to sell and purchase, respectively, an aggregate 26,000 Class C Shares and Common Stock Purchase Warrants to purchase 360,533.3 Class B Shares on the date hereof. Such sale and purchase shall be an Additional Closing under the Securities Purchase Agreement. In order to effect such transaction, the Purchasers desire to join in the Securities Purchase Agreement in accordance with Section 1.2(c) thereof.

                  NOW THEREFORE, in consideration of the promises and the agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.1 Joinder. In connection with the purchase by him or it of the number of Class C Shares and Common Stock Purchase Warrants to purchase the number of Class B Shares indicated on Schedule I attached hereto, each of the Purchasers hereby acknowledges and agrees that, effective as of the date hereof, he or it shall be added as a party to the Securities Purchase Agreement, as amended by the SPA Amendment, and shall be bound by all provisions of the Securities Purchase Agreement, as so amended, to the same extent as each of the First Tranche Purchasers.

         1.2 Disclosure Statement. Pursuant to Section 1.2(c) of the Securities Purchase Agreement, the Company has provided the Purchasers with a Disclosure Statement dated the date hereof and attached hereto as Exhibit A, which Disclosure Statement shall serve as the Disclosure Statement related to the Additional Closing to which this Joinder Agreement relates.

         1.3 Financial Statements. The Company has delivered to the Purchasers its audited balance sheet as of December 31, 2000 and the related audited consolidated statements of income and cash flow for the twelve months ended December 31, 2000 and its unaudited balance sheet as of March 31, 2001 (the "Balance Sheet") and the related unaudited consolidated statements of income and cash flow for the three months ended March 31, 2001. All such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated ("GAAP") and fairly present the financial condition and operating results of the Company as of and for the periods set forth therein in accordance with GAAP, consistently applied, except that the Balance Sheet may not contain all footnotes required by GAAP, and is subject to normal recurring year end adjustments. Except as set forth in the Balance Sheet and the related notes thereto, the Company has no material liabilities, contingent or otherwise, other than (a) current liabilities (as defined by GAAP) incurred in the ordinary course of business subsequent to March 31, 2001 and (b) obligations under contracts and commitments incurred in the ordinary course of business that are not required: (i) under GAAP to be reflected on the Balance Sheet, or (ii) to be disclosed pursuant to Statement of Financial Accounting Standards No.5.

         1.4 Counterparts. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Joinder Agreement to be executed as of the date first above written.

                       COMPANY:

                       BENTLEY SYSTEMS, INCORPORATED

                       By:      /s/ David G. Nation
                          -----------------------------------------
                               Name:  David G. Nation
                               Title: Senior Vice President


                       PURCHASERS:

                       ARGOSY INVESTMENT PARTNERS II, L.P.

                       By:  Argosy Associates II, L.P., its General Partner

                             By: Argosy Associates II, Inc., its General Partner

                             By:      /s/ Kirk B. Griswold
                                -----------------------------------------
                                     Name:  Kirk B. Griswold
                                     Title:    Vice President



                            __xxxxxxxxxxxxxxxxxx_______________
                            Gregory S. Bentley

                              /s/ Malcolm Walter
                            ------------------------------------
                            Malcolm Walter

          [Signature Page to Joinder to Securities Purchase Agreement]

                                   SCHEDULE I
                              TO JOINDER AGREEMENT

Purchaser                     Shares of Senior Class    Warrants to Purchase     Aggregate Purchase Price
                              C Common Stock            Shares of Class B Non-
                                                        Voting Common Stock

Argosy Investment Partners    25,000                    346,666.67               $2,500,000
II, L.P.

Malcolm Walter                1,000                     13,866.67                $100,000